UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2017

Parkview Capital Credit, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55411	47-2441958
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1980 Post Oak Boulevard Two Post Oak Center, 15th Floor Houston, Texas 77056
(Address of principal executive offices)

(713) 622-5000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 8.01	Other Events.

Distribution

On December 19, 2017, the board of directors of Parkview Capital Credit, Inc. (the “Company”) authorized the declaration of a cash distribution of $661,260 for the fiscal year ending December 31, 2017 (the “Distribution”), an amount equal to $0.17 per share of common stock, $0.01 par value per share, to be paid to the Company’s stockholders of record as of the close of business on December 20, 2017, which was paid on December 21, 2017.

On December 22, 2017, the Company issued a press release announcing the Distribution. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 22, 2017

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKVIEW CAPITAL CREDIT, INC.

Dated: December 22, 2017	By:	/s/ Keith W. Smith
	Name:	Keith W. Smith
	Title:	President and Chief Executive Officer

2